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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         April 18, 2002 (April 18, 2002)

                Date of report (Date of earliest event reported)


                             SUSA PARTNERSHIP, L.P.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


         Tennessee                     001-12403                62-1554135
         ---------                     ---------                ----------
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)


              175 Toyota Plaza, Suite 700, Memphis, Tennessee 38103
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (901) 252-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former Name and Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On April 18, 2002, the Registrant, Storage USA, Inc. and Storage USA Trust entered into a letter agreement (the "Letter Agreement") with Security Capital Group Incorporated amending a Purchase and Sale Agreement, dated as of December 5, 2001 and as previously amended by letter agreement dated as of January 17, 2002, each by and among the Registrant and Security Capital Group Incorporated, among others. The Letter Agreement amends the Purchase and Sale Agreement to reflect the agreement in principle reached by Security Capital Group Incorporated, Storage USA, Inc. and the Registrant to settle a class action lawsuit filed on March 12, 2002 on behalf of a purported class of limited partners of the Registrant. The Letter Agreement, among other things, amends the form of agreement of limited partnership that will govern the Registrant upon consummation of the transactions contemplated by the Purchase and Sale Agreement in connection with the pending acquisition of all of Storage USA, Inc.'s assets (including all of the interests in the Registrant held by Storage USA, Inc.) by Security Capital Group Incorporated. The Letter Agreement is incorporated by reference herein as Exhibit 10.1 and the description thereof herein is qualified in its entirety by reference thereto. On April 19, 2002, Security Capital Group Incorporated issued the press release attached hereto as Exhibit 99.1 announcing the proposed settlement and the execution of the Letter Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Financial Statements.
         --------------------

         None.

    (b)  Pro Forma Financial Information.
         -------------------------------

         None.

    (c)  Exhibits.
         --------

         Exhibit No.      Exhibit
         -----------      -------

             10.1         Letter Agreement, dated April 18, 2002, among
                          Storage USA, Inc., Storage USA Trust, SUSA
                          Partnership, L.P. and Security Capital Group
                          Incorporated (filed as Exhibit 99(d)(11) to Amendment No. 5 to Schedule 13E-3 filed by Storage USA, Inc., Storage USA Trust, SUSA Partnership, L.P. and Security Capital Group Incorporated on April 19, 2002)

             99.1         Press Release, dated April 19, 2002 (filed herewith)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2002               SUSA PARTNERSHIP, L.P.

                                    By:    STORAGE USA, INC.
                                    Its:   General Partner

                                           By:  /s/ Christopher Marr
                                               --------------------------------
                                               Name:  Christopher Marr
                                               Title: Chief Financial Officer